Option Agreement

     AGREEMENT made this 25th day of October, 1990, by and between Thomas V. Geimer (the "Optionee") and Accelr8 Technology Corporation (the "Optionor" or the "Company"), a Colorado corporation.

     The Optionor desires, by affording Optionee an opportunity to purchase its no par value common shares, to advance the interests of the Optionor and its shareholders by encouraging and enabling Optionee, upon whose judgment, initiative and effort the Optionor is dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Optionor through ownership of its stock.

     IT IS THEREFORE AGREED:

     1. Option. Optionee is hereby granted the option to purchase 800,000 shares of Common Stock, no par value ("Common Stock" or "Stock"), of the Optionor, which Option must be exercised, if at all, on or before the dates set forth in
Section 3 below, and in the increments also set forth in Section 3 below. If such option is exercised, it shall be given to the Optionor in the manner provided by this Agreement.

     2. Exercise Price. The exercise price of the 800,000 shares subject to this Agreement shall be $.06 per share ("Exercise Price").

     3. Exercise of Option. The option to purchase 800,000 shares became exercisable on October 25, 1990, and shall remain exercisable until 5:00 P.M., Denver time, on December 31, 1995. Exercise must be in the form of a written request, presented to the Secretary of the Company at the Company's offices, substantially in the form attached hereto as Exhibit A, and accompanied by evidence of ownership of the option. Shares issued upon exercise of the option will be restricted stock of the Optionor and will bear a legend to that effect.

     4. Transfer of Options. The options herein granted may not be voluntarily transferred or assigned, in whole or in part, without the express written consent of the Optionor. The options may not be pledged or hypothecated in any way and no option shall be subject to execution, attachment or similar process without the express written consent of the Optionor.

     5. Adjustments of Exercise Price:

     (A) If the Optionor should at any time or from time to time hereafter issue any Stock as a stock dividend or other distribution to shareholders, then forthwith upon such issue, the Exercise Price shall be adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of the number of shares of Stock outstanding immediately prior to such issue multiplied by the Exercise Price in effect immediately prior to such issue by (ii) the total number of shares of Stock outstanding immediately after such issue.

     (B) If the Optionor should at any time or from time to time hereafter reduce the amount of the Stock then outstanding by reverse stock split or otherwise, then forthwith upon such reduction, the Exercise Price shall be adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of the number of shares of stock outstanding immediately prior to such reduction multiplied by the Exercise Price in effect immediately prior to such reduction, by (ii) the total number of shares of Stock outstanding immediately after such reduction.

     (C) No Adjustment for Small Amounts. Anything in this Section 5 to the contrary notwithstanding, the Optionor shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or

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more adjustments,  determined as above provided, shall have required a change of the Exercise Price at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

     (D) Number of Shares Adjusted. Upon any adjustment of the Exercise Price, the Holder of the option under this Agreement shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Stock initially issuable upon exercise of Options under this Agreement by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

(E) Stock Defined for Purpose of Section 5.  Whenever  reference is made in this
Section 5 to the issue or sale of shares of Stock, the term "Stock" shall mean the Stock of the Optionor of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Stock. However, shares issuable upon exercise of this Option Agreement shall include only shares of the class designated as no par value Common Stock of the Optionor as of the date hereof.

     6. Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 5 hereof, the Optionor shall forthwith file in the custody of its Secretary or and Assistant Secretary at its principal office, and with its Transfer Agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Optionee and the Optionor shall, promptly after each such adjustment, deliver a copy of such certificate to the Optionee. Such certificate shall be conclusive as to the correctness of such adjustment if the Optionee under this Agreement does not give written notice of an objection to the Optionor within 15 days after such officer's certificate was mailed or otherwise delivered to the Optionee. If the Optionor is given written notice of objection, and the parties cannot reconcile the dispute, it shall be arbitrated pursuant to the laws of the State of Colorado, or as the parties otherwise agree.

     7. Notice of Optionee. So long as options under this Agreement shall be outstanding and unexercised (i) if the Optionor shall pay any dividend or make any distribution upon the Stock, or (ii) if the Optionor shall offer to the holders of Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Optionor, reclassification of the capital stock of the Optionor, consolidation or merger of the Optionor with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Optionor to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Optionor shall be effected, then, in any such case, the Optionor shall cause to be delivered to the Optionee, at least ten days prior to the date specified in (A) or (B) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (A) a record is to be taken of the purpose of such dividend, distribution or rights, or (B) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Stock of record shall be entitled to exchange their shares of Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     8. Termination of Agreement. This Agreement shall terminate and all rights thereunder shall cease upon the occurrence of any of the following events:



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     (a) Mutual agreement of the parties.

     (b) The administration of the Optionor's affairs in any bankruptcy or receivership action, or other proceedings for the relief of debtors.

     (c) Expiration of the exercise period set forth in Section 3 above.

     9. Benefit. This Agreement shall bind the respective parties, jointly and severally, their successors, assigns, administrators, and executors.

     10. Arbitration. In the event any controversy or claim arising out of this Agreement cannot be settled by the parties, such controversy or claim shall be settled by arbitration in accordance with the Uniform Arbitration Act as adopted in Colorado, and judgment on the award may be entered in any court having jurisdiction thereof.

     11. Notice. All communications, notices and demands of any kind which any party may be required or desire to give to or serve on the other party shall be made in writing and sent by registered or certified mail, postage paid, return receipt requested, to the addresses then shown on the books and records of the Optionor.

         IN WITNESS WHEREOF, the foregoing has been signed as of the date first written above.

                                          ACCELR8 TECHNOLOGY CORPORATION



By: Harry J. Fleury                       By:  /s/ Thomas V. Geimer
    -----------------------------             ----------------------------------
                                          Thomas V. Geimer

                                          400 S. Steel Street #19
                                          --------------------------------------
                                                   Address

                                          Denver, CO 80209
                                          --------------------------------------

                                          ###-##-####
                                          --------------------------------------
                                                 Social Security Number


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                                    EXHIBIT A

                              OPTION EXERCISE FORM

                         Accelr8 Technology Corporation


                                                   Date:________________, 199_


     The undersigned hereby elects irrevocably to exercise his or its rights under the Option Agreement dated October 25, 1990, and to purchase ________________ shares of Common Stock of the Company called for thereby, and hereby makes payment of $ ____________ (At the rate of $.09 per share of Common Stock) payable to Accelr8 Technology Corporation in payment of the Exercise Price pursuant thereto, and if such number of shares shall not be all of the shares purchasable hereunder, the undersigned retains the right to exercise the balance of the option in accordance with the Option Agreement. Please issue the shares of Common Stock as to which this option is exercised in accordance with instructions given below.

                                   Signature:
                                              ---------------------------------

                                   Signature Guaranteed:
                                                        -----------------------

                                   By:
                                       ----------------------------------------



                       INSTRUCTIONS FOR ISSUANCE OF STOCK

Name
--------------------------------------------------------------------------------
                            (Print in Block Letters)

Address
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NOTICE:  The signature to this form to exercise must correspond with the name as written upon the face of the Option Agreement or an Assignment thereof in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.



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